UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       July 25, 2003
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.           Regulation FD Disclosure

 On July 25, 2003, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's and Weight Watchers Announce Plans To Co-Develop New Menu." The press release is included below.



Contacts:
Weight Watchers International, Inc.: Linda Carilli (516) 390-1488
Applebee's International, Inc: Laurie Ellison (913) 967-2718



                         APPLEBEE'S AND WEIGHT WATCHERS
                      ANNOUNCE PLANS TO CO-DEVELOP NEW MENU

JULY 25, 2003 - Applebee's International, Inc. (Nasdaq: APPB), operators of Applebee's Neighborhood Grill & Bar restaurants, the world's largest casual dining concept, and Weight Watchers International, Inc. (NYSE: WTW), the leader in providing healthy and effective weight management services, have entered into an exclusive and comprehensive license agreement. The keystone of this agreement will be a Weight Watchers branded section of the Applebee's menu.

"Although you can eat any food on the Weight Watchers program, we know it is still often difficult for weight conscious consumers to find healthy and satisfying food choices when and where they need them. Applebee's is a terrific partner to develop these selections in a casual dining restaurant setting," said Linda Huett, President and CEO of Weight Watchers International, Inc.

Applebee's and Weight Watchers will develop a number of new, exclusive items for the Applebee's menu, including appetizers, entrees and desserts. Following testing in select markets later this year, these new items will be offered next year in all Applebee's Neighborhood Grill & Bar restaurants in the United States and Canada - more than 1,500 locations. The companies will work together to inform weight conscious consumers about the new menu.

"At Applebee's, we are committed to choice. We want to provide our guests with menu selections as diverse as they are delicious," said Lloyd L. Hill, Chairman and CEO of Applebee's International, Inc. "Teaming with Weight Watchers is a great way for us to provide our guests with healthy, great-tasting choices."


                                     -MORE-


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

Weight Watchers International, Inc. is the world's leading provider of weight loss services, operating in the United States and in 29 other countries through a network of company-owned and franchise operations. Weight Watchers holds more than 44,000 weekly meetings where members receive group support and education about healthy eating patterns, behavior modification and physical activity. In addition, Weight Watchers offers a wide range of products, publications and programs for those interested in weight loss and weight control. Additional information about Weight Watchers can be found at WeightWatchers.com.

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill & Bar brand, the largest casual dining concept in the world. There are currently more than 1,500 Applebee's restaurants operating system-wide in 49 states and nine international countries. Additional information on Applebee's International can be found at www.applebees.com.

                                      # # #



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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:     July 25, 2003                      By:/s/ Steven K. Lumpkin
         ---------------------                 -----------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer



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